UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2022

SINO GREEN LAND CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53208	54-0484915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 & 5, Jalan Hi Tech 7/7,

Kawasan Perindustrian Hi Tech 7,

43500 Semenyih, Selangor, Malaysia

(Address of principal executive offices (zip code))

+ 603 8727 8732

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SGLA	OTC Markets – Pink Sheets

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Sino Green Land Corp. (the “Company”) effected a one for five hundred (1:500) reverse stock split (the “Reverse Stock Split”) on May 18, 2022. To effect the Reverse Stock Split, the Company filed with the Nevada Secretary of State a Certificate of Amendment to the Company’s Restated Certificate of Incorporation with the Nevada Secretary of State, with an effective date of November 24, 2021. The Reverse Stock Split was approved by the Company’s board of directors on November 19, 2021 and by the stockholders of the Company on November 24, 2021, by a written consent in lieu of a special meeting of stockholders.

As a result of the Reverse Stock Split, every 500 shares of issued and outstanding Common Stock or Preference Stock were automatically combined into one issued and outstanding share of Common Stock or Preference Stock, without any change in the par value per share. No fractional shares were issued as a result of the Reverse Stock Split were rounded up to the nearest whole share. Following the Reverse Stock Split, the number of shares of Common Stock outstanding was reduced from 730,039,317 shares to 1,460,079 shares, while the number of shares of Preference Stock outstanding was reduced from 1,259,898 shares to 2,520 shares. There was no change to the number of authorized shares for both Common Stock and Preference Stock.

The Company’s transfer agent, EQ Shareowner Services (“EQ”), is acting as the exchange agent and transfer agent for the Reverse Stock Split. EQ will provide instructions to stockholders with physical certificates regarding the process for exchanging their pre-split stock certificates for post-split shares in book-entry form.

The forgoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01. Other Events

On May 20, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Number	Description
3.1	Certificate of Amendment
99.1	Press Release, dated May 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GREEN LAND CORP.

Date: May 20, 2022	By:	/s/ WoKukChing
Wo Kuk Ching
Director and CEO